UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 29, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report is incorporated herein by this reference.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On April 1, 2012, certain wholly owned subsidiaries of AdCare Health Systems, Inc. (the “Company”) acquired (the “Aviv Acquisition”) the land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising: (i) Little Rock Health & Rehab, a 157-bed skilled nursing facility located in Little Rock, Arkansas; (ii) Northridge Healthcare and Rehabilitation, a 140-bed skilled nursing facility located in North Little Rock, Arkansas; and (iii) Woodland Hills Healthcare and Rehabilitation, a 140-bed skilled nursing facility located in Little Rock, Arkansas ((i) through (iii), the “Aviv Facilities”) from Little Rock Aviv, L.L.C., Woodland Arkansas, L.L.C. and Northridge Arkansas, L.L.C. (together, the “Aviv Sellers”), pursuant to that certain previously announced Purchase and Sale Agreement between the Aviv Sellers and AdCare Property Holdings, LLC (“AdCare Holdings”), dated as of December 29, 2011, for an aggregate purchase price of $27,280,000.  The purchase price was financed using the proceeds from the financings discussed in Item 2.03 of this Current Report.

The Aviv Acquisition does not constitute a business acquisition at the significance level which would require the filing of financial statements as contemplated by Rule 8-04 of Regulation S-X.

Item 2.03                                             Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Private Bank Financing

In connection with the closing of the Aviv Acquisition: (i) Little Rock HC&R Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, and Woodland Hills HC Property Holdings, LLC, each a wholly owned subsidiary of the Company (collectively, “Aviv Purchasers”), entered into a Loan Agreement with The PrivateBank and Trust Company (“PrivateBank”) pursuant to which the Aviv Purchasers jointly and severally issued a promissory note in favor of PrivateBank for an aggregate principal amount of $21,800,000 (the “PrivateBank Loan”).

The PrivateBank Loan matures on March 30, 2017.  Interest on the PrivateBank Loan accrues on the principal balance thereof at an annual rate of the greater of (i) 6.0% per annum or (ii) the LIBOR rate plus 4.0% per annum, and payments for the interest and a portion of the principal balance are payable monthly, commencing on May 1, 2012.  The entire outstanding principal balance of the PrivateBank Loan, together with all accrued but unpaid interest thereon, is payable on March 30, 2017.  The PrivateBank Loan is secured by a first mortgage on the real property and improvements constituting the Aviv Facilities, a first priority security interest on all furnishings, fixtures and equipment associated with the Aviv Facilities and an assignment of all rents paid under any existing or future leases and rental agreements with respect to the Aviv Facilities. The Company has unconditionally guaranteed all amounts owing under the PrivateBank Loan.

The PrivateBank Loan contains customary events of default, including material breach of representations and warranties, failure to make required payments, failure to comply with certain agreements or covenants and certain events of bankruptcy and insolvency. Upon the occurrence of an event of default, PrivateBank may cause the maturity of the loans to be accelerated.

In connection with entering into the PrivateBank Loan, the Company, AdCare Holdings and the Aviv Purchasers, as applicable, also entered into deeds to secure debt, security agreements and assignments of rents and leases, each containing customary terms and conditions.

Strome Financing

On April 1, 2012, the Company issued a Promissory Note in favor of Strome Alpha Offshore Ltd. (“Strome”) for an aggregate principal amount of $5,000,000 (the “Strome Note”).  The Strome Note matures on November 1, 2012. Interest on the Strome Note accrues on the principal balance thereof at an annual rate of ten percent (10%).  The Company may prepay the Strome Note in whole or in part, at any time, without notice or penalty.

Concurrently with the execution and delivery of the Strome Note, the Company granted to Strome a warrant (the “Strome Warrant”) to purchase 312,500 shares of the Company’s common stock, no par value (the “Common Stock”), at an exercise price of $4.00 per share.  The Strome Warrant is exercisable at any time prior to 5:00 p.m. on April 1, 2015 and the exercise price is subject to adjustment for stock splits, dividends and other similar corporate events.  In the event that the Company does not repay the principal and interest due on the Strome Note within thirty (30) days after receipt of notice of such failure to repay, then the Company shall deliver to Strome a warrant to purchase up to an additional 50,000 shares of the Common Stock at an exercise price of $4.00, with such warrant to be exercisable at any time through November 1, 2022.

Cantone Financing

On March 29, 2012, the Company entered into a Note Purchase Agreement (“Note Purchase Agreement”) with Cantone Asset Management LLC (“Cantone”) pursuant to which the Company issued a Promissory Note in favor of Cantone for an aggregate principal amount of $3,500,000 (the “Cantone Note”).  The Cantone Note matures on the earlier of: (i) October 1, 2012 (the “Stated Maturity Date”); or (ii) the date on which the Company shall receive proceeds, in an amount not less than $6,000,000, from a public offering or private placement of Common Stock. Interest on the Cantone Note accrues on the principal balance thereof at an annual rate of ten percent (10%); provided, however, if the entire principal amount of the Cantone Note is not paid by July 1, 2012, the interest rate shall increase by one percent (1%) for each month or part thereof during which any principal amount of the Cantone Note shall remain unpaid.

The Company may prepay the Cantone Note in whole or in part, at any time, without notice or penalty; provided, however, if the Cantone Note is prepaid prior to the Stated Maturity Date, then the Company shall continue to pay interest on the Cantone Note through the Stated Maturity Date.

Pursuant to the execution and delivery of the Note Purchase Agreement, the Company granted to Cantone a warrant (the “Cantone Warrant”) to purchase 300,000 shares of Common Stock at an exercise price of $4.00 per share.  The Cantone Warrant is exercisable at any time prior to 5:00 p.m. on March 30, 2015 and the exercise price is subject to adjustment for stock splits, dividends and other similar corporate events.

Item 3.02                                             Unregistered Sale of Equity Securities.

The information set forth in Item 2.03 of this Current Report on Form 8-K regarding the issuance of the Strome Warrant and Cantone Warrant is incorporated by reference into this Item 3.02.  The Strome Warrant and Cantone Warrant were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Rule 506 of Regulation D (“Regulation D”) promulgated pursuant to Section 4(2) of the Securities Act. The Company based such reliance upon representations made by each of Cantone and Strome to the Company regarding its investment intent, sophistication and status as an “accredited investor,” as defined in Regulation D, among other things.

Item 9.01                                             Financial Statements and Exhibits.

(d)                             Exhibits.

2.1                                             Purchase and Sale Agreement, dated as of December 29, 2011, among Little Rock Aviv, L.L.C., Woodland Arkansas, L.L.C., Northridge Arkansas, L.L.C. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed January 5, 2012).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1                                 Purchase and Sale Agreement, dated as of December 29, 2011, among Little Rock Aviv, L.L.C., Woodland Arkansas, L.L.C., Northridge Arkansas, L.L.C. and AdCare Property Holdings, LLC (Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed January 5, 2012).